SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 2003

                   Bear Stearns Asset Backed Securities, Inc.
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                 (Exact name of registrant specified in Charter)

    Delaware                       333-91334                     13-3836437
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 (State or other                  (Commission                  (IRS Employer )
 of jurisdiction                  File Number)               Identification No.
 incorporation)

 383 Madison Avenue
   New York, NY                                                     10179
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 (Address of principal                                            Zip Code
  executive offices)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 272-2000


                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5. OTHER EVENTS

     Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor") registered issuance of Asset Backed Certificates and/or Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a registration statement on Form S-3 (Registration File No. 333-91334) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Irwin Whole Loan Home Home Equity Trust 2003-C (the "Issuer") to issue $190,057,000 principal amount of Home Equity Loan-Backed Notes, Series 2003-C (the "Notes"), on August 15, 2003.

     The Notes were issued pursuant to an Indenture, dated as of August 1, 2003, between the Issuer and Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee"), in conjunction with (i) a Sale and Servicing Agreement, dated as of August 1, 2003, among the Depositor, Irwin Union Bank and Trust Company (the "Master Servicer" and "Originator"), the Issuer and the Indenture Trustee; (ii) a Trust Agreement, dated as of August 1, 2003, between the Depositor and the Wilmington Trust Company (the "Owner Trustee"); and (iii) a Mortgage Loan Purchase and Servicing Agreement, dated as of June 13, 2003, between the Depositor and the Master Servicer.

     Capitalized terms not defined herein have the meanings assigned in Appendix A of the Indenture attached hereto as Exhibit 4.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               4.1  Indenture
               4.2  Sale and Servicing Agreement
               4.3  Trust Agreement
               4.4  Mortgage Loan Purchase and Servicing Agreement

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BEAR STEARNS ASSET BACKED SECURITIES, INC.
Date:  September 2, 2003
                                           By: /S/ JONATHAN LIEBERMAN
                                                 Name: Jonathan Lieberman
                                                 Title: Senior Managing Director

                                INDEX TO EXHIBITS



     EXHIBIT NO.                           DESCRIPTION

        4.1                                Indenture
        4.2                                Sale and Servicing Agreement
        4.3                                Trust Agreement
        4.4                                Mortgage Loan Purchase and Servicing
                                           Agreement